Exhibit 99.1

Permian Resources Team,

Earlier this morning, we announced an agreement to acquire Earthstone Energy Inc. in an all-stock transaction for an estimated enterprise value of $4.5B. Please click HERE [https://www.businesswire.com/news/home/20230821361048/en/] to read the full press release.

As most of you are likely aware, Earthstone is a Permian-focused operator with complementary assets to ours in the Northern Delaware. The Earthstone team has done an impressive job of building a scaled, high-margin portfolio. We look forward to getting to know their employees better and creating a go-forward organizational structure.

This acquisition aligns with our company’s continued vision for growth. These assets will add high-quality inventory while also increasing free cash flow per share by over 30% for the next two years. In addition, we were able to underwrite ~$175MM off annual savings due to our low-cost operations and efficient approach which significantly enhances the free cash flow profile of the deal. We trust in our team’s ability to integrate these new assets into our organization and look forward to the future of Permian Resources.

At the same time, we need to remain focused on continuing to successfully execute the development of our assets in a responsible and disciplined manner. We expect to complete the transaction in the fourth quarter of 2023, subject to the approval of PR and Earthstone shareholders, certain regulatory approvals, and other customary closing conditions. Importantly, until the closing of this transaction, PR and Earthstone will continue to operate as independent companies. Following the closing, PR will continue to be headquartered in Midland, TX and be led by our existing management team.

We are looking forward to formally telling you more about the deal today during the all-employee virtual town hall and informally around the office over the next few weeks.

We invite you to join:

1. The Investor call we are hosting today at 7:30am CT / 6:30am MT to discuss the proposed acquisition (Click HERE [https://events.q4inc.com/attendee/774948596] to join). The investor presentation can be found HERE [https://permianres.com/wp-content/uploads/2023/08/Permian-Resources-Acquisition-of-Earthstone.pdf].

1. The virtual All-Employee Townhall Live today at 9:30am CT / 8:30am MT hosted by our Co-CEOs, James Walter and Will Hickey. A separate calendar invite will follow, please ensure you are utilizing the link located in the calendar invite.

Thank you,

Will and James

Note new email address	Will Hickey | Co-CEO O 432.695.4231 | M 214.663.9455 | will.hickey@permianres.com 300 N. Marienfeld Street, Suite 1000 | Midland, TX 79701 permianres.com

Forward-Looking Statements and Cautionary Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Permian Resources and Earthstone expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “strive,” “allow,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the proposed business combination between Permian Resources and Earthstone pursuant to the Merger Agreement (the “Transaction”), pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that stockholders of Permian Resources may not approve the issuance of new shares of common stock in the Transaction or that stockholders of Earthstone may not approve the Merger Agreement, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of Permian Resources’ common stock or Earthstone’s common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of Permian Resources and Earthstone to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Permian Resources’ and Earthstone’s control, including those detailed in Permian Resources’ annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at https://permianres.com and on the Securities Exchange Commission’s (the “SEC”) website at http://www.sec.gov, and those detailed in Earthstone’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at https://www.earthstoneenergy.com and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that Permian Resources and Earthstone believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Permian Resources and Earthstone undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation

This communication relates to the Transaction between Permian Resources and Earthstone. This communication is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information

In connection with the Transaction, Permian Resources will file with the SEC, a registration statement on Form S-4 (the “Registration Statement”), that will include a joint proxy statement of Permian Resources and Earthstone and a prospectus of Permian Resources (the “Joint Proxy Statement/Prospectus”). The Transaction will be submitted to Permian Resource’s stockholders and Earthstone’s stockholders for their consideration. Permian Resources and Earthstone may also file other documents with the SEC regarding the Transaction. The definitive Joint Proxy Statement/Prospectus will be sent to the stockholders of Permian Resources and Earthstone. This document is not a substitute for the Registration Statement and Joint Proxy Statement/Prospectus that will be filed with the SEC or any other documents that Permian Resources and Earthstone may file with the SEC or send to stockholders of Permian Resources and Earthstone in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF PERMIAN RESOURCES AND EARTHSTONE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PERMIAN RESOURCES AND EARTHSTONE, THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when available) and all other documents filed or that will be filed with the SEC by Permian Resources and Earthstone through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Permian Resources will be made available free of charge on Permian Resources’ website at https://www.permianres.com under the “Investor Relations” tab or by directing a request to Investor Relations, Permian Resources Corporation, 300 N. Marienfeld Street, Suite 1000, Midland, TX 79701, Tel. No. (432) 695-4222. Copies of documents filed with the SEC by Earthstone will be made available free of charge on Earthstone’s website at https://www.earthstoneenergy.com, under the “Investors” tab, or by directing a request to Investor Relations, Earthstone Energy, Inc., 1400 Woodloch Forest Drive, Suite 300, The Woodlands, TX 77380, Tel. No. (281) 298-4246.

Participants in the Solicitation

Permian Resources, Earthstone and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction.

Information regarding Permian Resources’ executive officers and directors is contained in the proxy statement for Permian Resources’ 2023 Annual Meeting of Stockholders filed with the SEC on April 11, 2023 and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Permian Resources’ website at https://permianres.com. Information regarding Earthstone’s directors and executive officers is contained in the proxy statement for Earthstone’s 2023 Annual Meeting of Stockholders filed with the SEC on April 27, 2023, and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing Earthstone’s website at https://www.earthstoneenergy.com.

Investors may obtain additional information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, by reading the Registration Statement, Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the Transaction when they become available. Stockholders of Permian Resources and Earthstone, potential investors and other readers should read the Joint Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions.

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